SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 17, 2013

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

APPALACHIAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3457	Virginia	54-0124790
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On July 17, 2013, American Electric Power Company, Inc. (“AEP”) terminated its $1,000,000,000 Twenty-Seven Month Term Credit Agreement, dated February 13, 2013, among AEP, the Initial Lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent, and was replaced with the credit agreement described below.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On July 17, 2013, AEP, Appalachian Power Company (“APCo”), AEP Generation Resources Inc. (“AGR”),  Kentucky Power Company (“KPCo”) and Ohio Power Company (“OPCo”) entered into a $1,000,000,000 Term Credit Agreement, dated as of July 17, 2013 (the “Credit Agreement”) among, APCo, AGR,  KPCo and OPCo, severally and not jointly, as Borrowers (each a “Borrower”), AEP, as Guarantor of AGR, the Initial Lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent.  This is a replacement Credit Agreement entered into to provide additional liquidity during the corporate separation process for OPCo.  OPCo may assign borrowings under the Credit Agreement to AGR upon the transfer of OPCo’s generation assets to AGR.  Subject to regulatory approval, AGR may further assign a portion of the borrowings to APCo and KPCo upon AGR’s subsequent transfer of certain of those generation assets to APCo and KPCo.

Borrowings by OPCo under the Credit Agreements are available and will occur upon customary terms and conditions for facilities of this type.  The Credit Agreement contains certain covenants and require AEP and each Borrower to maintain its percentage of debt to total capitalization at a level that does not exceed 67.5%.  The method for calculating outstanding debt and other capital is contractually defined in the Credit Agreement.  Nonperformance of these covenants could result in an event of default under the Credit Agreement.  The acceleration of payment obligations or the obligations prior to maturity under any other agreement or instrument relating to debt outstanding in excess of $50 million would cause an event of default under the Credit Agreement and permit the lenders to declare outstanding amounts payable.  The Credit Agreement does not permit the lenders to refuse a draw on the facility if a material adverse change occurs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
APPALACHIAN POWER COMPANY
OHIO POWER COMPANY

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer

July 18, 2013